SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report: September 23, 1998


                     ACADIA NATIONAL HEALTH SYSTEMS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                (State or Other Jurisdiction of Incorporation)

               0-28976                                   010509781
       (Commission File Number)          (I.R.S. Employer Identification Number)

     95 Park Street, Lewiston, Maine                       04240
(Address of Principal Executive Offices)                 (Zip Code)

                                (207) 777-3423
             (Registrant's Telephone Number, Including Area Code)

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INFORMATION INCLUDED IN THIS REPORT


ITEM 1  CHANGES IN CONTROL OF REGISTRANT

        Not Applicable


ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

(a) On September 8, 1998, the Registrant entered into a Contract for Sale of Assets agreement with Northeast Medical Business Group, Inc., a New Hampshire corporation (hereinafter referred to as "Northeast" or "Company") and Frank and Martha DeJohn, sole shareholders of the Company, to acquire selected assets and a limited list of liabilities of the Company. The Registrant acquired all accounts receivables, furniture & equipment, computer hardware and operating systems as well as all software licenses along with various inventories an prepaid assets. In consideration, the Registrant paid a combination of $300,000 in cash and selected bank, lease and trade debt assumption, along with one hundred thousand (100,000) shares of the Registrant's common stock valued at $1.12 per share. A portion of the cash used in the acquisition was supplied by a five (5) year term loan for $200,000 at variable market rates obtained from Northeast Bank FSB, Auburn, Maine 04211 (no relationship with acquisition).

(b) All assets acquired were owned by or under lease to Northeast Medical Business Group, Inc., and will continue to be used in the operations of medical billing, accounts receivable management and medical practice management.


ITEMS 3 THROUGH 4, 6 AND THROUGH 9 NOT APPLICABLE.


ITEM 5.  OTHER EVENTS.

(i) Reference is made to the press release issued to the public by the Registrant on September 9, 1998, the text of which is attached hereto as
Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
     ---------------------

As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this
Item 7(a). In accordance with Item 7(a)(4) of Form
8-K, such financial statements will be filed by amendment to this Form 8-K no later than 60 days after September 23, 1998.

(b)  Pro Forma Financial Information.
     --------------------------------

As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial required by this
Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than 60 days after September
23, 1998.

(c)  Exhibits
     --------

     See Index to Exhibits

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACADIA NATIONAL HEALTH SYSTEMS, INC.


                              Mark T. Thatcher


DATE: September 23, 1998      By:    /s/ Mark T. Thatcher
                              Name:  Mark T. Thatcher
                              Title: Filing Agent


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INDEX TO EXHIBITS

Exhibit Description:

 2.1--Contract for Sale of Assets of Northeast Medical Business Group to
      Acadia National Health Systems, Inc., dated September 8, 1998;

 2.2--Non-Competition, Confidentiality and Non-Solicitation Agreement between Frank and Martha DeJohn and Acadia National Health Systems, Inc., dated September 8, 1998;

 5.1--Opinion on Legality of Securities Being Issued to Frank and Martha
      DeJohn;

10.1--Board of Directors' Resolution Authorizing Increase of Outstanding
      Shares in connection with the issuance of 100,000 shares of common stock of Acadia National Health Systems, Inc., to Frank and Martha DeJohn, in joint tenancy w/ right of survivorship;

10.2--Opinion of Counsel with respect to issuance of 100,000 shares of common stock of Acadia National Health Systems, Inc. to Frank and Martha DeJohn;

20.1--Board of Director's Resolutions authorizing a term loan in connection with purchase of selected assets of Northeast Medical Business Group, Inc. by Acadia National Health Systems, Inc;

20.2--Opinion of Borrower's Counsel;

99.1--Text of press release dated September 9, 1998.